UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Juan Carlos Alvarez de Soto as Chief Financial Officer; Departure of Ismail Dawood as Chief Financial Officer

On October 2, 2017, Santander Consumer USA Holdings Inc. (“SC Holdings”) and Santander Consumer USA Inc. (“SC”, and together with SC Holdings, the “Company”) announced that, on September 28, 2017, their respective Boards of Directors (individually and collectively, the “SC Board”) appointed Juan Carlos Alvarez de Soto, age 46, as Chief Financial Officer of the Company, effective as of the close of business on September 29, 2017. Mr. Alvarez joins the Company from Santander Holdings USA, Inc. (“SHUSA”), where he has served as Corporate Treasurer since April 2014. Prior to that, he served as Interim Chief Financial Officer of SHUSA and a Senior Executive Vice President of Santander Bank, N.A. (“SBNA”), a wholly-owned subsidiary of SHUSA, from 2013 to April 2014. Mr. Alvarez also served as the Corporate Treasurer of SBNA from 2009 to 2013, Global Head of Treasury and Investments for Santander International Private Banking Unit from 2006 to 2009, and Head of Treasury and Investments for Santander Suisse from 2000 to 2006. He also previously served on the SC Board from December 2011 to April 2014. Mr. Alvarez is a CFA charterholder and earned his B.S.M. with concentration in Accounting and Finance from Tulane University and his M.S. in finance from George Washington University.

In connection with the commencement of his employment, Mr. Alvarez entered into an Offer Letter, dated September 28, 2017, with the Company, which sets forth the terms and conditions of his employment with the Company (the “Alvarez Offer Letter”). Under the Alvarez Offer Letter, Mr. Alvarez’s initial annual base salary will be $1,000,000, and Mr. Alvarez will also be eligible to receive an annual bonus, with a target annual bonus opportunity of $500,000. Mr. Alvarez will also be eligible to receive an award under the Company’s Special Regulatory Incentive Plan (“SRIP”), with a target award opportunity of $205,813. Mr. Alvarez’s annual bonus, and any awards under the SRIP, will be paid in a combination of cash (including deferred cash) and restricted stock units (“RSUs”). The foregoing description of the terms of the Alvarez Offer Letter is qualified in its entirety by reference to the Alvarez Offer Letter, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also, on October 2, 2017, the Company announced the departure of Ismail Dawood from the Company as Chief Financial Officer as of the close of business on September 29, 2017.

Appointment of Sandra Broderick as Executive Vice President, Head of Operations; Appointment of Richard Morrin as President, Chrysler Capital and Auto Relationships

On October 2, 2017, the Company announced that, on September 28, 2017, the SC Board appointed Sandra Broderick, age 59, as Executive Vice President, Head of Operations of the Company, effective as of October 10, 2017 (her “Date of Hire”). In her role, Ms. Broderick will be responsible for originations, servicing and default, and other operations functions including administrative oversight of Santander Consumer International, Puerto Rico. Ms. Broderick joins the Company from U.S. Bank, where she served as Executive Vice President, Operations Executive, since March 2017. Prior to that, Ms. Broderick served as Managing Director, Operations Executive, at JPMorgan Chase, from 2002 to March 2017, where she served as Head of Operations for their automotive finance business since 2012. She brings more than 30 years of experience in the auto finance industry and has held a variety of senior positions leading operations at Bank One, GE Capital and HSBC. Ms. Broderick attended State University of New York at Buffalo.

In connection with the commencement of her employment, Ms. Broderick entered into an Offer Letter, dated September 20, 2017, with the Company, which sets forth the terms and conditions of her employment with the Company (the “Broderick Offer Letter”). Under the Broderick Offer Letter, Ms. Broderick’s initial annual base salary will be $850,000, and Ms. Broderick will also be eligible to receive an annual bonus, with a target annual bonus opportunity of $850,000. For the 2017 performance year, Ms. Broderick will guaranteed the full annual bonus of $850,000. Ms. Broderick will also be eligible to receive an award under the SRIP with a target award opportunity of $750,000. Ms. Broderick’s annual bonus, and any awards under the SRIP, will be paid in a combination of cash (including deferred cash) and RSUs.

Under the Broderick Offer Letter, Ms. Broderick will also receive the following: (1) a one-time cash payment of $400,000, payable to U.S. Bank, within two weeks of her Date of Hire; (2) deferred cash payments in an aggregate amount of $300,000, payable to Ms. Broderick in equal amounts on the first and second anniversaries of her Date of Hire; and (3) certain relocation, living and commuting benefits as more fully described in the Broderick Offer Letter.

The foregoing description of the terms of the Broderick Offer Letter is qualified in its entirety by reference to the Broderick Offer Letter, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

On October 2, 2017, the Company announced that, on September 28, 2017, the SC Board appointed Richard Morrin, age 48, as President, Chrysler Capital and Auto Relationships of the Company, effective as of September 28, 2017. He previously served as the Chief Operating Officer of the Company since February 2016. In his new role, Mr. Morrin will be responsible for Chrysler Capital, sales and marketing activities, dealer and customer relationships, dealer oversight and RoadLoans.com. He will also be jointly responsible for Dealer Commercial Services, which is part of SBNA. Mr. Morrin joined the Company as Executive Vice President of New Business in August 2011. Prior to joining the Company, Mr. Morrin held a variety of management positions in 21 years of combined service at Ally Financial and General Motors Acceptance Corp. Most recently, he managed the commercial lending operations for Ally automotive dealers in the United States and Canada. Mr. Morrin holds a bachelor’s degree in economics from the University of Pennsylvania and a master’s degree in business administration from the University of Virginia.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Alvarez as Chief Financial Officer of the Company and the departure of Mr. Dawood as Chief Financial Officer of the Company, and the appointments of Ms. Broderick as Executive Vice President, Head of Operations, and Mr. Morrin as President, Chrysler Capital and Auto Relationships, is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. For an additional discussion of these risks, please see Part I, Item 1A entitled “Risk Factors” in the Company’s 2016 Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, by and among Juan Carlos Alvarez de Soto and Santander Consumer USA Holdings Inc. and Santander Consumer USA Inc., dated September 28, 2017

10.2	Offer Letter, by and among Sandra Broderick and Santander Consumer USA Holdings Inc. and Santander Consumer USA Inc., dated September 20, 2017

99.1	Press Release, dated October 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: October 2, 2017	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer